UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2005


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   __________________________________________
             (Exact name of registrant as specified in its charter)


          New Jersey                  1-10518                22-2553159
          __________                  _______                __________
  (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)          File Number)         Identification No.)


        Park 80 West/Plaza Two, Saddlebrook, NJ              07663
        _______________________________________              _____
        (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 ______________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

Explanatory Note:

On April 29, 2005, the registrant filed a Current Report on Form 8-K to report an amendment to its bylaws. This amendment is being filed to correct a typographical error contained therein. The filing incorrectly referred to
Section 10 of Article III of the  registrant's  bylaws rather than Section 10 of
Article II. The text of the Form 8-K is restated below and the exhibit thereto is filed herewith.

Item 5.03   Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year

(a) On April 28, 2005, the Board of Directors of Interchange Financial Services Corporation (the "Corporation") amended Section 10 of Article II of the Corporations Bylaws to no longer allow a person to qualify as a director of the Corporation if such person has been issued by a federal or state bank regulatory agency a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal or if such person is nominated by a person who would not qualify as a director for such reason. The amendment, which was effective on April 28, 2005, is attached hereto as Exhibit 3.1.

Item 9.01   Financial Statements and Exhibits

(d) The following document is filed as an exhibit to this Current Report on Form 8-K:

         Exhibit No.       Description
         ___________       ___________

         3.1               Amendment to the Bylaws of the Corporation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     Dated:  December 29, 2005      INTERCHANGE FINANCIAL
                                    SERVICES CORPORATION


                                    By:  /s/ Anthony S. Abbate
                                         ______________________
                                    Name:  Anthony S. Abbate
                                    Title: President and Chief Executive Officer

                                  Exhibit Index

Exhibit No.  Description
___________  ___________

3.1          Amendment to the Bylaws of Interchange Financial Services
             Corporation